Exhibit 99.1
MariMed Reports First Quarter 2026 Earnings

NORWOOD, MA, May 13, 2026 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQB: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the first quarter ended March 31, 2026.

Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended March 31,
	2026	2025
	(unaudited)
Revenue	$39.5	$37.9
GAAP Gross margin	39%	40%
Non-GAAP Gross margin	40%	41%
GAAP Net loss	$(3.8)	$(5.5)
Non-GAAP Net loss	$(3.2)	$(3.9)
Non-GAAP Adjusted EBITDA	$3.6	$2.5
Non-GAAP Adjusted EBITDA margin	9%	7%

1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.

Management Commentary

"The first quarter reflected MariMed's continued year-over-year growth, supported by expanded wholesale distribution, retail growth, and continued execution of our 'Expand the Brand' strategy of making our top-selling brands accessible to more people in both existing and new markets," said Jon Levine, MariMed's Chief Executive Officer.

"In an industry environment where many operators continue to face pricing compression and limited growth, MariMed continues to strengthen profitability, expand branded distribution, and reinforce the market positioning of our core brands through disciplined operational execution," he continued.

"Our products maintained or grew their market-leading positions in the most popular categories across our wholesale markets, demonstrating our operational excellence across innovation, manufacturing, and sell-through. Following the recent historic rescheduling announcement and continued progress of our 2026 growth drivers, MariMed is well-positioned to capitalize on this transformative period for our industry."

"We also remain focused on disciplined capital execution, operational efficiency, and strengthening liquidity while continuing to invest in high-return growth opportunities that support long-term shareholder value creation."

Conference Call

MariMed management will host a conference call on Thursday, May 14, 2026 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: Q126 MRMD Earnings Call.
First Quarter 2026 Operational Highlight
During the first quarter, the Company announced the following development in the implementation of its strategic growth plan:

•March 2: Announced a Restructuring and Exchange Agreement with the holders of the $14.725 million Series B Convertible Preferred Stock. The Agreement eliminated the Company's February 26, 2026 mandatory conversion date obligation and replaced it with a combination of long-dated instruments. The transaction extends the weighted average maturity of the obligation to 4.6 years, eliminating near-term refinancing risk and enhancing the Company's liquidity profile.
Discussion of Non-GAAP Financial Measures

MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, and planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, Non-GAAP Gross margin, Non-GAAP Operating expenses and Non-GAAP Net income (loss), as supplements to Revenue, Gross margin, Operating expenses, Income (loss) from operations, Net income (loss) and other financial measures prepared in accordance with GAAP.

Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.

As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.

Management defines non-GAAP Adjusted EBITDA as income (loss) from operations, determined in accordance with GAAP, excluding the following items:

•depreciation and amortization of property and equipment;
•amortization of acquired intangible assets;
•impairment or write-downs of acquired intangible assets;
•inventory revaluation;
•stock-based compensation;
•severance;
•legal settlements; and
•acquisition-related and other expenses.

For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.

About MariMed

MariMed Inc. is a leading multi-state cannabis operator, known for developing and managing state-of-the-art cultivation, production, and retail facilities. Our award-winning portfolio of cannabis brands, including Betty's Eddies™, Bubby’s Baked™, Vibations™, InHouse™, and Nature’s Heritage™, sets us apart as an industry leader. These trusted brands, crafted with quality and innovation, are recognized and loved by consumers across the country. With a commitment to excellence, MariMed continues to drive growth and set new standards in the cannabis industry. For additional information, visit www.marimedinc.com.

Important Caution Regarding Forward-Looking Statements

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2026, including anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

All trademarks and service marks are the property of their respective owners.

Neither the CSE nor its Regulation Services accepts responsibility for the adequacy or accuracy of this release.
For More Information Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash, cash equivalents and restricted cash	$7,937	$8,884
Accounts receivable, net	9,439	9,114
Inventory	39,296	36,601
Notes receivable, current portion	866	866
Other current assets	3,250	3,825
Total current assets	60,788	59,290
Property and equipment, net	88,054	89,385
Intangible assets, net	16,400	17,210
Goodwill	24,002	24,002
Operating lease right-of-use assets	7,539	7,723
Finance lease right-of-use assets	3,452	4,024
Other assets	950	931
Total assets	$201,185	$202,565

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$3,295	$2,553
Accounts payable	15,109	14,586
Accrued expenses and other	10,357	9,509
Deferred revenue	1,473	1,394
Income taxes payable	29,589	26,981
Operating lease liabilities, current portion	1,998	1,952
Finance lease liabilities, current portion	1,938	2,092
Total current liabilities	63,759	59,067
Mortgages and notes payable, net of current portion	76,027	70,192
Operating lease liabilities, net of current portion	6,387	6,616
Finance lease liabilities, net of current portion	1,566	1,956
Total liabilities	147,739	137,831

Commitments and contingencies

Mezzanine equity
Series B convertible preferred stock	—	14,725
New Series B convertible preferred stock	6,933	—
Total mezzanine equity	6,933	14,725

Stockholders’ equity
Common stock	399	397
Additional paid-in capital	179,723	179,405
Accumulated deficit	(131,717)	(127,932)
Noncontrolling interests	(1,892)	(1,861)
Total stockholders’ equity	46,513	50,009
Total liabilities, mezzanine equity and stockholders’ equity	$201,185	$202,565

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended
	March 31,
	2026	2025

Revenue	$39,481	$37,906
Cost of revenue	24,205	22,817
Gross profit	15,276	15,089

Gross margin	38.7%	39.8%

Operating expenses:
Personnel	7,254	7,341
Marketing and promotion	765	908
General and administrative	6,887	6,250
Acquisition-related and other	169	112
Bad debt	76	1,388
Total operating expenses	15,151	15,999

Income (loss) from operations	125	(910)

Interest and other (expense) income:
Interest expense	(1,976)	(1,762)
Interest income	36	24
Gain on extinguishment of debt	699	—
Total interest and other expense, net	(1,241)	(1,738)

Loss before income taxes	(1,116)	(2,648)
Provision for income taxes	2,651	2,831

Net loss	(3,767)	(5,479)
Less: Net income attributable to noncontrolling interests	18	32
Net loss attributable to common stockholders	$(3,785)	$(5,511)

Net loss per share attributable to common stockholders:
Basic	$(0.01)	$(0.01)
Diluted	$(0.01)	$(0.01)

Weighted average common shares outstanding:
Basic	397,450	382,557
Diluted	397,450	382,557

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2026	2025
Cash flows from operating activities:
Net loss attributable to common stockholders	$(3,785)	$(5,511)
Net income attributable to noncontrolling interests	18	32
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization of property and equipment	2,153	1,807
Amortization of intangible assets	810	949
Stock-based compensation	325	547
Amortization of debt discount	115	105
Amortization of debt issuance costs	18	18
Payment-in-kind interest	—	30
Bad debt expense	76	1,388
Obligations settled with common stock	—	1
Loss on disposal of assets	—	111
Gain on extinguishment of debt	(699)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(401)	(303)
Deferred rents receivable	—	12
Inventory	(2,695)	(453)
Other current assets	999	240
Other assets	(19)	(2,542)
Accounts payable	523	86
Accrued expenses and other	829	1,888
Deferred revenue	74	59
Income taxes payable	2,608	2,829
Net cash provided by operating activities	949	1,293

Cash flows from investing activities:
Purchases of property and equipment	(373)	(266)
Business combinations, net of cash acquired, and asset purchases	—	231
Advances toward future business combinations and asset purchases	—	(50)
Purchases and renewals of cannabis licenses	(380)	(56)
Proceeds from notes receivable	—	26
Net cash used in investing activities	(753)	(115)

	Three months ended
	March 31,
	2026	2025
Cash flows from financing activities:
Principal payments of mortgages	(414)	(401)
Principal payments of promissory notes	(236)	(478)
Principal payments of finance leases	(444)	(322)
Distributions	(49)	(58)
Net cash used in financing activities	(1,143)	(1,259)

Net decrease in cash and cash equivalents	(947)	(81)
Cash and equivalents, beginning of year	8,884	7,201
Cash and cash equivalents, end of period	$7,937	$7,120

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended
	March 31,
	2026	2025
Non-GAAP Adjusted EBITDA
GAAP Income (loss) from operations	$125	$(910)
Depreciation and amortization of property and equipment	2,153	1,807
Amortization of acquired intangible assets	810	949
Stock-based compensation	325	547
Acquisition-related and other	169	112
Adjusted EBITDA	$3,582	$2,505

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income from operations	0.3%	(2.4%)
Depreciation and amortization of property and equipment	5.5%	4.8%
Amortization of acquired intangible assets	2.1%	2.5%
Stock-based compensation	0.8%	1.4%
Acquisition-related and other	0.4%	0.3%
Adjusted EBITDA margin	9.1%	6.6%

GAAP Gross margin	38.7%	39.8%
Amortization of acquired intangible assets	1.4%	1.4%
Non-GAAP Gross margin	40.1%	41.2%

GAAP Operating expenses	$15,151	$15,999
Amortization of acquired intangible assets	(263)	(411)
Stock-based compensation	(325)	(547)
Acquisition-related and other	(169)	(112)
Non-GAAP Operating expenses	$14,394	$14,929

GAAP Net loss	$(3,767)	$(5,479)
Amortization of acquired intangible assets	810	949
Stock-based compensation	325	547
Acquisition-related and other	169	112
Gain on extinguishment of debt	(699)	—
Non-GAAP net loss	$(3,162)	$(3,871)

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2026	2025
Product sales - retail	$21,727	$20,730
Product sales - wholesale	17,517	16,786
Other revenue	237	390
Total revenue	$39,481	$37,906